UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, the Board of Directors of Camber Energy, Inc. (the “Company”), approved, on October 24, 2019, a 1-for-50 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock (the “Reverse Stock Split”).

Reason for the Reverse Stock Split

The Reverse Stock Split was effected solely to enable the Company to expeditiously meet the low price per share selling price requirements of the NYSE American (which the Company was previously advised it was in non-compliance with) and to reduce the risk of the Company being automatically delisted from the NYSE American due to the trading price of its common stock falling below $0.06 per share, which typically triggers the NYSE American to begin delisting procedures regarding a listed company’s securities.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split became effective at 12:01 a.m. Central Standard Time on October 29, 2019, and was reflected with the NYSE American and in the marketplace at the open of business on October 29, 2019 (the “Effective Date”), whereupon the shares of common stock began trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of common stock will continue to trade on the NYSE American under the symbol “CEI” but will trade under a new CUSIP Number, 13200M 508.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s common stock held by each shareholder were converted automatically into the number of whole shares of common stock equal to (i) the number of issued and outstanding shares of common stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 50.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting shareholder.

ClearTrust, LLC

16540 Pointe Village Dr, Suite 205

Lutz, Florida 33558

Phone: (813) 235-4490

Fax: (813) 388-4549

Please contact ClearTrust, LLC for further information, related costs and procedures before sending any certificates.

State Filing. The Reverse Stock Split was affected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on October 28, 2019. The Certificate was not effective until the Effective Date. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no shareholder approval was required. NRS Section 78.207 provides that the Company may affect the Reverse Stock Split without shareholder approval if (x) both the number of authorized shares of common stock and the number of outstanding shares of common stock are proportionally reduced as a result of the Reverse Stock Split; (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and (z) the Company does not pay money or issue scrip to shareholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization. Prior to the Effective Date of the Certificate, the Company was authorized to issue 250,000,000 shares of common stock. As a result of the Reverse Stock Split, the Company is authorized to issue 5,000,000 shares of common stock (the Company’s authorized shares of common stock were reduced in the same ratio (1-for-50) as its outstanding common stock was reduced). As of October 29, 2019 (immediately prior to the Effective Date), there were 74,535,701 shares of common stock outstanding. As a result of the Reverse Stock Split, there are approximately 1,490,714 shares of common stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the common stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 10,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates and voting rights of such preferred stock.

Each shareholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split (to the extent they don’t provide otherwise) will be appropriately adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by 50 and multiplying the exercise or conversion price thereof by 50, as a result of the Reverse Stock Split.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which information is incorporated herein by reference.

Item 8.01	Other Information

On October 29, 2019, the Company issued a press release announcing the effectiveness of the 1-for-50 reverse stock split of the Company’s issued, outstanding and authorized common stock, pursuant to Section 78.207 of the Nevada Revised Statutes and the filing of a Certificate of Change pursuant to NRS 78.209. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 8.01 by reference.

The Company is continuing to seek out potential acquisition transactions and other strategic relationships which are accretive to existing shareholders, with the goal of growing revenues and shareholder value.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Camber Energy, Inc. with the Secretary of State of the State of Nevada on October 28, 2019, and effective on October 29, 2019
99.1**	Press Release Dated October 29, 2019

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: October 29, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1*	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Camber Energy, Inc. with the Secretary of State of the State of Nevada on October 28, 2019 and effective on October 29, 2019
99.1**	Press Release Dated October 29, 2019

* Filed herewith.

** Furnished herewith.